UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

GREEN BALLAST, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54568	45-1629984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2620 Thousand Oaks Blvd., Suite 4000, Memphis, Tennessee		38118
(Address of principal executive offices)		(Zip Code)

(901) 260-4400
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Company entered into a sixth amendment effective as of May 15, 2013 (the “Gemini Note Amendment”) to its 8% Senior Secured Convertible Note issued on April 15, 2011 to Gemini Master Fund, Ltd. (the “Gemini Note”). The Gemini Note Amendment extended the maturity date of the Gemini Note to July 15, 2013.

The Company entered into a sixth amendment effective as of May 15, 2013 (the “GBL Note Amendment”) to its 8% Senior Secured Note issued on April 15, 2011 to Green Ballast LLC (the “GBL Note”). The GBL Note Amendment extended the maturity date of the GBL Note to July 15, 2013

The Company entered into an amendment effective as of May 15, 2013 (the “Bridge Notes Amendment”) to its 8% Mandatorily Convertible Notes with a maturity date of October 16, 2013, issued to certain accredited investors (the “Bridge Notes”). The extension extended the deadline to consummate a Qualified Financing (as defined in the Bridge Notes) under Section 6(c) of the Bridge Notes to July 15, 2013.

The Company entered into an amendment (the “Warrant Amendment”) to certain warrants issued to Gemini Master Fund, Ltd. which became effective as of May 15, 2013. As a result, the exercise price for each of the Company’s Class A warrants, exercisable into 1,500,000 shares of Common Stock, and Class B warrants, exercisable into 1,500,000 shares of Common Stock and Class C warrants, exercisable into 2,000,000 shares of Common Stock, was reduced to $0.15 per share. As a result, the warrants are exercisable for an aggregate of 5,000,000 shares of Common Stock for an exercise price of $0.15 per share.

The foregoing summary of the Gemini Note Amendment, the GBL Note Amendment, the Bridge Notes Amendment and the Warrant Amendment set forth in this Item 1.01 are qualified in their entirety by reference to the text of each, which are incorporated by reference herein as Exhibits 4.1, 4.2, 4.3 and 4.4 respectively.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Amendment No. 6 to Green Ballast, Inc. 8% Senior Secured Convertible Note effective as of May 15, 2013, issued to Gemini Master Fund, Ltd.
4.2	Amendment No. 6 to Green Ballast, Inc., 8% Senior Secured Note effective as of May 15, 2013, issued to Green Ballast LLC.
4.3	Amendment to Green Ballast, Inc., 8% Mandatorily Convertible Notes effective as of May 15, 2013, issued to certain accredited investors.
4.4	Amendment to Warrants by and between the Company and Gemini Master Fund, Ltd. Dated April 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013

Green Ballast, Inc.

By:	/s/ J. Kevin Adams
Name: J. Kevin Adams Title: Chief Executive Officer